UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 2, 2014


                                 TUNGSTEN CORP.
             (Exact name of registrant as specified in its charter)

            Nevada                       000-54342               98-0583175
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)         File Number)         Identification No.)

1671 Southwest 105 Lane, Davie, Florida                            33324
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (954) 476-4638

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

NOTE PURCHASE AGREEMENT AND CONVERTIBLE NOTE

     On January 2, 2014 (the "Closing Date"), Tungsten Corp., a Nevada corporation (the "Company"), entered into a note purchase agreement dated as of the Closing Date (the "Purchase Agreement") with Hanover Holdings I, LLC, a New York limited liability company ("Hanover"). The Purchase Agreement provides that, upon the terms and subject to the conditions set forth therein, Hanover shall purchase from the Company on the Closing Date a senior convertible note with an initial principal amount of $127,500 (the "Convertible Note") for a purchase price of $85,000 (a 33.33% original issue discount). Pursuant to the Purchase Agreement, on the Closing Date, the Company issued the Convertible Note to Hanover.

     $20,000 of the outstanding principal amount of the Convertible Note (together with any accrued and unpaid interest with respect to such portion of the principal amount) shall be automatically extinguished (without any cash payment by the Company) if (i) the Company has properly filed a registration statement with the Securities and Exchange Commission ("SEC") on or prior to the Filing Deadline (defined below) covering the resale by Hanover of all of the shares of Common Stock issued or issuable upon conversion of the Convertible Note and (ii) no event of default or an event that with the passage of time or giving of notice would constitute an event of default has occurred on or prior to such date. Moreover, $22,500 of the outstanding principal amount of the Convertible Note (together with any accrued and unpaid interest with respect to such portion of the principal amount) shall be automatically extinguished (without any cash payment by the Company) if (i) the Company has filed a registration statement with the SEC that has been declared effective by the SEC on or prior to the Effectiveness Deadline (defined below) and the prospectus contained therein is available for use by Hanover for the resale by Hanover of all of the shares of Common Stock issued or issuable upon conversion of the Convertible Note and (ii) no event of default or an event that with the passage of time or giving of notice would constitute an event of default has occurred on or prior to such date.

     The Convertible Note matures on September 2, 2014 and, in addition to the 33.33% original issue discount, accrues interest at the rate of 12% per annum. The Convertible Note is convertible at any time, in whole or in part, at Hanover's option into shares of the Company's common stock, par value $0.0001 per share (the "Common Stock"), at a fixed conversion price of $0.0325 per share (subject to adjustment). This conversion price represents a discount of 50% from the closing price of the Common Stock of $0.0650 on December 31, 2013. At no time will Hanover be entitled to convert any portion of the Convertible Note to the extent that after such conversion, Hanover (together with its affiliates) would beneficially own more than 9.99% of the outstanding shares of Common Stock as of such date. The Convertible Note includes "full ratchet" and standard anti-dilution protection.

     The Convertible Note includes customary event of default provisions, and provides for a default interest rate of 18%. Upon the occurrence of an event of default, Hanover may require the Company to pay in cash the "Event of Default Redemption Price" which is defined in the Convertible Note to mean the greater of (i) the product of (A) the amount to be redeemed multiplied by (B) 125% (or 100% if an insolvency related event of default) and (ii) the product of (X) the conversion price in effect at that time multiplied by (Y) the product of (1) 125% (or 100% if an insolvency related event of default) multiplied by (2) the greatest closing sale price of the Common Stock on any trading day during the period commencing on the date immediately preceding such event of default and ending on the date the Company makes the entire payment required to be made under this provision.

     The Company has the right at any time to redeem all, but not less than all, of the total outstanding amount then remaining under the Convertible Note in cash at a price equal to 140% of the total amount of the Convertible Note then outstanding.

     The Purchase Agreement contains customary representations, warranties and covenants by, among and for the benefit of the parties. The Company also agreed to pay up to $27,500 of reasonable attorneys' fees and expenses incurred by Hanover in connection with the transaction. The Company also agreed to pay a fee of $4,250 to Garden State Securities for its services in acting as placement agent in connection with the transaction. The Purchase Agreement also provides for indemnification of Hanover and its affiliates in the event that Hanover

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incurs losses, liabilities, obligations, claims, contingencies, damages, costs and expenses related to a breach by the Company of any of its representations, warranties or covenants under the Purchase Agreement.

REGISTRATION RIGHTS AGREEMENT

     In connection with the execution of the Purchase Agreement, on the Closing Date, the Company and Hanover also entered into a registration rights agreement dated as of the Closing Date (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed to file an initial registration statement ("Registration Statement") with the SEC to register the resale of the Common Stock into which the Convertible Note may be converted, on or prior to February 16, 2014 (the "Filing Deadline") and have it declared effective at the earlier of (i) the 100th calendar day after the Closing Date and (ii) the fifth business day after the date the Company is notified by the SEC that such Registration Statement will not be reviewed or will not be subject to further review (the "Effectiveness Deadline").

     If at any time all of the shares of Common Stock underlying the Convertible Note are not covered by the initial Registration Statement, the Company has agreed to file with the SEC one or more additional Registration Statements so as to cover all of the shares of Common Stock underlying the Convertible Note not covered by such initial Registration Statement, in each case, as soon as practicable, but in no event later than the applicable filing deadline for such additional Registration Statements as provided in the Registration Rights Agreement.

     The Company also agreed, among other things, to indemnify Hanover from certain liabilities and fees and expenses of Hanover incident to the Company's obligations under the Registration Rights Agreement, including certain liabilities under the Securities. Hanover has agreed to indemnify and hold harmless the Company and each of its directors, officers and persons who control the Company against certain liabilities that may be based upon written information furnished by Hanover to the Company for inclusion in a registration statement pursuant to the Registration Rights Agreement, including certain liabilities under the Securities Act of 1933, as amended (the "Securities Act").

     The foregoing descriptions of the Purchase Agreement, the Convertible Note and the Registration Rights Agreement are qualified in their entirety by reference to the provisions of the Convertible Note, the Purchase Agreement, and the Registration Rights Agreement filed as exhibits 4.1, 10.1 and 10.2 to this Current Report on Form 8-K (this "Report"), respectively, which are incorporated herein by reference.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     The disclosure set forth under Item 1.01 of this Report is incorporated by reference into this Item.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     The disclosure set forth under Item 1.01 of this Report is incorporated by reference into this Item.

     The issuance of the Convertible Note to Hanover under the Purchase Agreement was exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act ("Regulation D"). The Company made this determination based on the representations of Hanover that Hanover is an "accredited investor" within the meaning of Rule 501 of Regulation D and has access to information about the Company and its investment.

     This Report is neither an offer to sell nor the solicitation of an offer to buy any securities. The securities have not been registered under the Securities Act and may not be offered or sold in the United States of America absent registration or an exemption from registration under the Securities Act.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

4.1  Senior Convertible Note dated January 2, 2014.

10.1 Note Purchase Agreement, dated as of January 2, 2014, by and between Hanover Holdings I, LLC and Tungsten Corp.

10.2 Registration Rights Agreement, dated as of January 2, 2014, by and between Hanover Holdings I, LLC and Tungsten Corp.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 TUNGSTEN CORP.


                                 /s/ Guy Martin
                                 -----------------------------------------------
                                 Guy Martin
                                 President, Chief Executive Officer, Treasurer, Secretary, Chief Financial Officer and Director

                                 Date: January 9, 2014

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